Exhibit 99.1

FIRST MARBLEHEAD ANNOUNCES RESTATEMENT OF FISCAL 2011 QUARTERLY FINANCIAL STATEMENTS

Change in Financial Statement Presentation Will Eliminate Non-Controlling Interest Accounting

BOSTON, MA -- (MARKETWIRE) -- 05/10/11 -- The First Marblehead Corporation (NYSE: FMD) today announced that it will correct its financial statement presentation for the prior two quarters of fiscal 2011 to eliminate the use of non-controlling interest accounting. The Company expects to file restated financial statements for the prior two quarters of fiscal 2011, and its quarterly report on Form 10-Q for the third quarter of fiscal 2011, no later than May 16, 2011.

 “It’s important to note that these restatements result from changes in our financial statement presentation and do not affect our cash position,” said Kenneth Klipper, First Marblehead’s Chief Financial Officer.  “The adjustments are expected to have no impact on our ongoing business operations, and we are committed to providing our stakeholders with the transparency necessary to assess the financial performance of the Company.”

As a result of new accounting pronouncements, the Company consolidated 14 securitization trusts in its financial statements effective July 1, 2010.   The Company does not own any of the residual interests in 11 of the consolidated trusts (“NCSLT Trusts”).  The Company is nonetheless required to consolidate the NCSLT Trusts as a result of its additional structural advisory fee receivables from the NCSLT Trusts and its services provided to the NCSLT Trusts related to default prevention and collections management.  The NCSLT Trusts are structured to provide recourse only to the assets of the particular securitization trust and not to the assets of the Company or any other securitization trust.

For periods subsequent to July 1, 2010, the Company, in consultation with KPMG LLP, the Company’s independent registered public accounting firm, had presented the equity interests in the NCSLT Trusts as “non-controlling interests,” a separate component of stockholders’ equity in the Company’s balance sheets, and the Company had allocated the net losses generated by the NCSLT Trusts to non-controlling interests in the Company’s statements of operations.  On May 9, 2011, KPMG LLP reported to the Company’s board of directors and audit committee that the Company's allocations to non-controlling interests are not consistent with U.S. generally accepted accounting principles (“GAAP”).

The Company’s revised financial statements, and its financial statements for subsequent periods, will include earnings or losses generated by the NCSLT Trusts in the Company’s net income or loss, net income or loss per share and retained earnings or accumulated deficit.  The Company’s balance sheets as of September 30, 2010 and December 31, 2010 will reflect in retained earnings, rather than as a separate component of stockholders’ equity, the deficit generated by the NCSLT Trusts, although the Company has no obligation to fund such deficit.  In addition, the Company will adjust certain non-cash items relating to reserves for deferred tax assets for the prior two quarters of fiscal 2011, as well as for the fiscal years ended June 30, 2009 and 2010. The adjustments relate primarily to valuation allowances for federal income tax benefits in connection with potential state income tax liabilities and unrealized losses included in the Company’s financial statements for decreases in the estimated fair value of education loans held for sale by the Company’s indirect subsidiary, UFSB Private Loan SPV, LLC.

The Company expects that its restated net loss per share will be $0.64 rather than $0.11, for the fiscal quarter ended September 30, 2010.  The restated net loss per share is expected to be $0.33, rather than $0.01, for the fiscal quarter ended December 31, 2010.

The Company expects to include in its quarterly report on Form 10-Q for the fiscal quarter ended March 31, 2011, and in subsequent reports, supplementary financial metrics that have the effect of presenting its core business separate from the results of the NCSLT Trusts.   The Company believes that providing this non-GAAP information will meaningfully assist investors, clients and analysts in evaluating the financial and operating performance of the Company.

The Company plans to file with the Securities and Exchange Commission a current report on Form 8-K, as well as a Form 12b-25, providing additional details on the revisions.

About The First Marblehead Corporation -- First Marblehead helps meet the need for education financing by offering national and regional financial institutions and educational institutions the Monogram® platform, an integrated suite of design, implementation and credit risk management services for private label, customizable private education loan programs. First Marblehead supports responsible lending and is a strong proponent of the smart borrowing principle, which encourages students to access scholarships, grants and federally-guaranteed loans before considering private education loans; please see www.SmartBorrowing.org. For more information, go to www.firstmarblehead.com.

Statements in this press release that relate to future events and results, including the anticipated adjustments to First Marblehead’s prior period financial statements and statements regarding our future cash flows, cash position or business operations, constitute forward-looking statements for purposes of the safe harbor provisions of The Private Securities Litigation Reform Act of 1995.  These forward-looking statements are based upon our historical performance, the historical performance of the securitization trusts that we have facilitated (the “Trusts”) and on our plans, estimates and expectations as of May 10, 2011.  The inclusion of this forward-looking information should not be regarded as a representation by us or any other person that the future results, plans, estimates, intentions or expectations contemplated by us will be achieved.  You are cautioned that matters subject to forward-looking statements involve known and unknown risks and uncertainties, including economic, legislative, regulatory, competitive and other factors, which may cause our actual financial or operational results, including the performance of the Trusts and resulting cash flows, or the timing of events, to be materially different than those expressed or implied by forward-looking statements.  Important factors that could cause or contribute to such differences include: finalization of the financial accounting related to the restatements, including reviews conducted by our independent registered public accounting firm and our Audit Committee, which could result in additional corrections, reclassifications or changes in our accounting estimates for prior periods; our ability to complete the restatements and file by May 16, 2011 our revised quarterly reports on Form 10-Q for the fiscal quarters ended September 30, 2010 and December 31, 2010, and our quarterly report on Form 10-Q for the fiscal quarter ended March 31, 2011, and potential adverse consequences of our failure to make these filings by May 16, 2011; additional accounting standards or changes to current accounting standards; our ability to identify and remediate any internal control deficiencies related to our financial reporting; the risk that we will face claims or proceedings arising out of or related to the restatement or financial and reporting matters, including stockholder litigation or investigations by governmental agencies; and the other factors set forth under the caption "Part II - Item 1A. Risk Factors" in First Marblehead's quarterly report on Form 10-Q filed with the Securities and Exchange Commission on February 9, 2011.  We specifically disclaim any obligation to update any forward-looking statements as a result of developments occurring after the date of this press release, even if our estimates change, and you should not rely on those statements as representing our views as of any date subsequent to the date of this press release.

© The First Marblehead Corporation

Contact:
David Hartung
Investor Relations
First Marblehead
800 Boylston Street, 34th FL
Boston, MA 02199
617.638.2065

Source: The First Marblehead Corporation